UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 25, 2008


                           PROGRESSIVE TRAINING, INC.
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-52684


         Delaware                                               32-0186005
(State or other jurisdiction                                (I.R.S. Employer
      of incorporation)                                    Identification No.)

    17337 Ventura Blvd.
       Encino, CA                                                 91316
   (Address of principal                                       (Zip Code)
     executive offices)


       Registrant's telephone number, including area code: (818) 784-0040

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         L. Stephen Albright, a member of the Board of Directors of Progressive Training, Inc. (the "Company"), died on August 25, 2008. Mr. Albright served as a director of the Company since 2006.

         The Board of Directors has made no decision as to when the resulting vacancy on the Board will be filled.


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


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PROGRESSIVE TRAINING, INC.
                                    (Registrant)


Dated: October 14, 2008             By:    /s/ Buddy Young
                                           -----------------------
                                    Name:  Buddy Young
                                    Title: President


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